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THE PERCENTAGES PER TABLE SHOULD ADD UP TO 100%

FICO & DOCUMENTATION
------------------------------------------------------------------------------------------------------
                                            LIMITED                                AVG PRIN    CURRENT
FICO SCORE                  FULL DOC         DOC       STATED   ALL DOCS    WAC       BAL        LTV
------------------------------------------------------------------------------------------------------
(delete N/A buckets)
500-550                            10.90     1.35      4.87      17.12     8.266    182,439     75.56
551-600                            12.92     0.75      7.66      21.33     7.769    176,095     79.54
601-650                            14.09     1.32     15.75      31.16     7.367    186,653     83.18
651-700                             7.74     1.62     11.17      20.52     7.119    199,392     84.92
701-750                             1.94     0.39      5.13       7.46     6.989    221,132     82.27
751-800                             0.75     0.00      1.65       2.41     6.856    265,008     81.76
801-850                             0.00     0.00      0.00       0.00     0.000          0      0.00
TOTAL                              48.34     5.42     46.23     100.00     7.515    189,519     81.35
------------------------------------------------------------------------------------------------------


LTV & FICO
-----------------------------------------------------------------------------------------------------------------------------------
                        FICO                                    ABOVE             AVG PRIN             GROSS      LIMITED   STATED
CURRENT LTV             N/A      500-600    601-700   701-800    800     TOTAL       BAL         WAC   MARGIN       DOC       DOC
-----------------------------------------------------------------------------------------------------------------------------------
(delete N/A buckets)
<10                     0.00       0.00       0.00      0.00     0.00     0.00            0    0.000    0.000       0.00      0.00
10.01-20                0.00       0.04       0.00      0.00     0.00     0.04       99,943    8.820    6.250       0.00      0.04
20.01-30                0.00       0.04       0.03      0.06     0.00     0.14       78,145    7.181    5.150       0.00      0.06
30.01-40                0.00       0.25       0.09      0.00     0.00     0.34       87,872    7.140    5.921       0.00      0.00
40.01-50                0.00       0.42       0.90      0.00     0.00     1.32      138,996    7.107    6.295       0.00      0.66
50.01-60                0.00       2.00       0.71      0.04     0.00     2.75      163,263    7.471    6.155       0.22      1.29
60.01-70                0.00       6.46       2.80      0.42     0.00     9.68      207,309    7.601    6.291       0.96      4.53
70.01-80                0.00      14.90      18.67      5.36     0.00    38.93      195,680    7.316    6.155       1.63     20.82
80.01-90                0.00      13.17      19.39      2.66     0.00    35.22      206,142    7.490    6.202       1.73     14.64
90.01-100               0.00       1.15       9.09      1.33     0.00    11.57      147,011    8.258    6.332       0.88      4.20
100+                    0.00       0.00       0.00      0.00     0.00     0.00            0    0.000    0.000       0.00      0.00
TOTAL                   0.00      38.45      51.69      9.87     0.00   100.00      189,519    7.515    6.204       5.42     46.23
-----------------------------------------------------------------------------------------------------------------------------------


PRIN BALANCE & FICO
-------------------------------------------------------------------------------------------------------------------------------
                          FICO                                  ABOVE            CURRENT            GROSS    LIMITED     STATED
PRIN BALANCE              N/A     500-600   601-700   701-800    800     TOTAL     LTV      WAC     MARGIN     DOC         DOC
-------------------------------------------------------------------------------------------------------------------------------
(delete N/A buckets)
$1-$50,000                0.00      0.55      0.56      0.09     0.00     1.20     77.37    9.009   8.046      0.02       0.26
$50,001-$100,000          0.00      4.13      5.64      0.88     0.00    10.65     81.99    8.589   6.709      0.44       4.39
$100,001-$150,000         0.00      6.75      6.07      0.92     0.00    13.74     80.09    7.893   6.529      0.43       5.46
$150,001 - $200,000       0.00      5.55      6.60      0.68     0.00    12.82     82.48    7.788   6.257      0.84       5.96
$200,001 - $250,000       0.00      3.16      4.16      0.27     0.00     7.59     79.27    7.327   6.049      0.41       3.52
$250,001 - $300,000       0.00      2.36      4.76      0.48     0.00     7.60     82.32    7.350   6.118      0.24       4.98
$300,001 - $350,000       0.00      3.46      3.59      0.86     0.00     7.91     81.97    7.382   6.111      0.29       4.47
$350,001 - $400,000       0.00      5.51      8.25      1.97     0.00    15.72     82.27    7.076   6.080      0.65       6.94
$400,001 - $450,000       0.00      2.61      5.13      1.46     0.00     9.20     83.73    6.974   5.834      0.56       4.04
$450,001 - $500,000       0.00      2.06      3.30      1.05     0.00     6.42     79.94    7.006   5.923      0.62       3.52
$500,001 - $550,000       0.00      0.68      2.27      0.69     0.00     3.64     81.87    6.909   5.764      0.91       1.36
$550,001 - $600,000       0.00      0.50      0.74      0.26     0.00     1.50     78.55    7.233   6.414      0.00       0.49
$600,001 - $650,000       0.00      0.28      0.00      0.27     0.00     0.55     71.27    7.449   6.659      0.00       0.55
$650,001 - $700,000       0.00      0.85      0.29      0.00     0.00     1.15     72.37    7.482   6.138      0.00       0.29
$700,001 - $750,000       0.00      0.00      0.31      0.00     0.00     0.31     66.48    6.445   0.000      0.00       0.00
TOTAL                     0.00     38.45     51.69      9.87     0.00   100.00     81.35    7.515   6.204      5.42      46.23
-------------------------------------------------------------------------------------------------------------------------------


PREPAYMENT PENALTY & FICO
------------------------------------------------------------------------------------------------------------------------------------
                          FICO                                ABOVE           CURRENT          GROSS     AVG PRIN   LIMITED   STATED
PREPAYMENT PENALTY TERM   N/A     500-600  601-700  701-800    800     TOTAL    LTV      WAC   MARGIN       BAL       DOC       DOC
------------------------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                         0.00      6.87     7.00     1.84     0.00    15.71   81.19    7.757   6.097     178,097    0.64      8.26
6                         0.00      0.27     0.27     0.00     0.00     0.54   72.02    7.264   5.810     248,462    0.00      0.00
12                        0.00      2.45     2.34     1.41     0.00     6.20   78.81    7.446   6.246     251,320    0.42      3.19
24                        0.00     22.38    29.62     4.45     0.00    56.45   82.06    7.546   6.219     193,368    2.96     26.90
36                        0.00      6.09    11.73     1.99     0.00    19.81   80.52    7.264   6.283     181,759    1.40      7.37
60                        0.00      0.39     0.73     0.17     0.00     1.29   81.36    7.510   6.021     110,607    0.00      0.51
TOTAL                     0.00     38.45    51.69     9.87     0.00   100.00   81.35    7.515   6.204     189,519    5.42     46.23
------------------------------------------------------------------------------------------------------------------------------------


MORTG RATES & FICO
----------------------------------------------------------------------------------------------------------------------------------
                        FICO                               ABOVE            CURRENT          GROSS   AVG PRIN     LIMITED   STATED
MORTG RATES             N/A    500-600   601-700  701-800   800     TOTAL     LTV      WAC   MARGIN     BAL         DOC       DOC
----------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000           0.00     0.00      0.08     0.00    0.00     0.08    79.71    4.990   5.000    179,347      0.00     0.00
5.001 - 5.500           0.00     0.05      1.77     0.86    0.00     2.68    76.81    5.359   5.303    294,857      0.45     0.94
5.501 - 6.000           0.00     0.61      5.12     1.37    0.00     7.11    79.76    5.875   5.382    315,975      0.84     2.37
6.001 - 6.500           0.00     1.30      6.15     1.59    0.00     9.04    78.93    6.343   5.772    267,843      0.28     3.40
6.501 - 7.000           0.00     4.37      9.82     2.27    0.00    16.46    79.89    6.820   5.852    260,643      0.79     8.02
7.001 - 7.500           0.00     6.38      8.86     1.48    0.00    16.72    82.24    7.336   6.110    212,396      1.25     9.25
7.501 - 8.000           0.00    11.23     11.67     1.03    0.00    23.92    81.51    7.781   6.273    178,423      0.96    12.10
8.001 - 8.500           0.00     4.28      3.24     0.52    0.00     8.04    83.49    8.308   6.580    161,718      0.38     3.18
8.501 - 9.000           0.00     5.15      1.99     0.18    0.00     7.31    82.61    8.782   6.769    149,671      0.12     3.05
9.001 - 9.500           0.00     1.92      1.00     0.18    0.00     3.09    82.20    9.294   7.755    115,343      0.06     1.15
9.501 - 10.000          0.00     2.29      0.86     0.11    0.00     3.25    82.73    9.841   7.733    105,954      0.26     1.45
10.001 - 10.500         0.00     0.39      0.44     0.03    0.00     0.86    85.93   10.277   9.000     79,852      0.00     0.41
10.501 - 11.000         0.00     0.29      0.40     0.20    0.00     0.89    92.00   10.825   6.950     73,814      0.00     0.58
11.001 - 11.500         0.00     0.16      0.11     0.06    0.00     0.33    81.80   11.387   7.610     76,661      0.00     0.22
11.501 - 12.000         0.00     0.03      0.11     0.00    0.00     0.14    99.94   11.943   0.000     82,810      0.03     0.07
12.001 - 12.500         0.00     0.00      0.07     0.00    0.00     0.07    99.95   12.453   0.000     76,145      0.00     0.03
TOTAL                   0.00    38.45     51.69     9.87    0.00   100.00    81.35    7.515   6.204    189,519      5.42    46.23
----------------------------------------------------------------------------------------------------------------------------------

MORTG RATES & LTV
----------------------------------------------------------------------------------------------------------------------------------
                         LTV         LTV        LTV          LTV       LTV          LTV       LTV          LTV         LTV
MORTG RATES            .01-10     10.01-20   20.01-30     30.01-40    40.01-50   50.01-60   60.01-70    70.01-80     80.01-90
----------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000            0.00       0.00       0.00         0.00        0.00       0.00       0.00         0.08        0.00
5.001 - 5.500            0.00       0.00       0.03         0.00        0.10       0.00       0.48         1.34        0.61
5.501 - 6.000            0.00       0.00       0.00         0.04        0.06       0.11       0.92         3.25        2.54
6.001 - 6.500            0.00       0.00       0.00         0.00        0.39       0.19       0.90         4.44        2.71
6.501 - 7.000            0.00       0.00       0.04         0.15        0.20       0.76       0.96         7.79        5.70
7.001 - 7.500            0.00       0.00       0.00         0.09        0.16       0.64       0.75         6.73        6.31
7.501 - 8.000            0.00       0.00       0.03         0.00        0.20       0.63       3.09         8.39        8.54
8.001 - 8.500            0.00       0.00       0.00         0.04        0.12       0.15       0.74         1.84        4.18
8.501 - 9.000            0.00       0.04       0.03         0.02        0.03       0.07       0.42         2.98        2.36
9.001 - 9.500            0.00       0.00       0.00         0.00        0.03       0.03       0.61         0.93        0.99
9.501 - 10.000           0.00       0.00       0.00         0.00        0.00       0.09       0.62         0.83        1.01
10.001 - 10.500          0.00       0.00       0.00         0.00        0.02       0.02       0.06         0.25        0.13
10.501 - 11.000          0.00       0.00       0.00         0.00        0.03       0.00       0.06         0.04        0.14
11.001 - 11.500          0.00       0.00       0.00         0.00        0.00       0.06       0.08         0.03        0.00
11.501 - 12.000          0.00       0.00       0.00         0.00        0.00       0.00       0.00         0.00        0.00
12.001 - 12.500          0.00       0.00       0.00         0.00        0.00       0.00       0.00         0.00        0.00
TOTAL                    0.00       0.04       0.14         0.34        1.32       2.75       9.68        38.93       35.22
----------------------------------------------------------------------------------------------------------------------------------
MORTG RATES & LTV
--------------------------------------------------------------------------------------------
                             LTV               AVG     GROSS   AVG PRIN    LIMITED    STATED
MORTG RATES               90.01-100   TOTAL    FICO    MARGIN     BAL        DOC        DOC
--------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000                0.00      0.08    674.0    5.000   179,347      0.00      0.00
5.001 - 5.500                0.12      2.68    679.1    5.303   294,857      0.45      0.94
5.501 - 6.000                0.18      7.11    658.5    5.382   315,975      0.84      2.37
6.001 - 6.500                0.42      9.04    654.6    5.772   267,843      0.28      3.40
6.501 - 7.000                0.86     16.46    633.0    5.852   260,643      0.79      8.02
7.001 - 7.500                2.04     16.72    619.8    6.110   212,396      1.25      9.25
7.501 - 8.000                3.04     23.92    605.1    6.273   178,423      0.96     12.10
8.001 - 8.500                0.98      8.04    594.1    6.580   161,718      0.38      3.18
8.501 - 9.000                1.36      7.31    570.2    6.769   149,671      0.12      3.05
9.001 - 9.500                0.50      3.09    586.8    7.755   115,343      0.06      1.15
9.501 - 10.000               0.70      3.25    574.3    7.733   105,954      0.26      1.45
10.001 - 10.500              0.39      0.86    593.6    9.000    79,852      0.00      0.41
10.501 - 11.000              0.63      0.89    644.2    6.950    73,814      0.00      0.58
11.001 - 11.500              0.16      0.33    611.7    7.610    76,661      0.00      0.22
11.501 - 12.000              0.14      0.14    617.5    0.000    82,810      0.03      0.07
12.001 - 12.500              0.07      0.07    620.5    0.000    76,145      0.00      0.03
TOTAL                       11.57    100.00    617.7    6.204   189,519      5.42     46.23
--------------------------------------------------------------------------------------------